Exhibit 99.2

3Q21 Financial Results Conference Call & Webcast November 9, 2021

2 Forward - Looking Statements Introduction This presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company . The inclusion of forward - looking statements should not be regarded as a representation by us that any of our plans will be achieved . Any or all of the forward - looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties . For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, and revenue goals, including as they are impacted by COVID - 19 related disruption, are based on current information . The potential impact on operations and/or revenue from the COVID - 19 pandemic is inherently unknown and cannot be predicted with confidence and may cause actual results and performance to differ materially from the statements in this release, including without limitation, because of the impact on general political and economic conditions, including as a result of efforts by governmental authorities to mitigate COVID - 19 , such as travel bans, shelter in place orders and third - party business closures and resource allocations, manufacturing and supply chain disruptions and limitations on patient access to commercial or clinical product or to treatment sites . In addition to the impact of the COVID - 19 pandemic, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation : the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective ; the potential that it may be difficult to enroll patients in our clinical trials ; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates ; the potential that we may not be successful in commercializing Galafold in Europe, UK, Japan, the US and other geographies or our other product candidates if and when approved ; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues ; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products ; and the potential that we will need additional funding to complete all of our studies, commercialization and manufacturing . Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results . With respect to statements regarding corporate financial guidance and financial goals and the attainment of such goals and statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans . In addition, all forward - looking statements are subject to other risks detailed in our Annual Report on Form 10 - K for the year ended December 31 , 2020 , and on Form 10 - Q for the quarter ended September 30 , 2021 , to be filed today . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof . All forward - looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof . Non - GAAP Financial Measures In addition to financial information prepared in accordance with U . S . GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information . These adjusted financial measures are non - GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U . S . GAAP . We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non - recurring items . Other companies may define these measures in different ways . When we provide our expectation for non - GAAP operating expenses on a forward - looking basis, a reconciliation of the differences between the non - GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses . The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results .

3 Amicus has built a leading, fully integrated, global rare disease biotechnology company Gene Therapy PLATFORM Protein Engineering & Glycobiology $557M Cash as of 9/30/21 Two Clinical - Stage Gene Therapies AT - GAA Registration in Pompe Disease GLOBAL COMMERCIAL ORGANIZATION World Class BIOLOGICS Capabilities Robust R&D Engine 50+ Lysosomal Disorders and More Prevalent Rare Diseases EMPLOYEES in 27 Countries Introduction

4 2021 Key Strategic Priorities Introduction 1 2 3 4 5 Achieve double - digit Galafold growth and revenue of $300M to $315M Report data from the AT - GAA Phase 3 PROPEL study and complete BLA and MAA filings for regulatory approvals Advance clinical studies, regulatory discussions and scientific data across industry leading gene therapy pipeline Further manufacturing capabilities and capacity to build world - class technical operations to support all gene therapy programs Maintain strong financial position

5 On - Track to Complete Planned Business Combination of Amicus Gene Therapy Business with ARYA IV Resulting in the Launch of Caritas Therapeutics in Late 2021/Early 2022 Caritas Strategic Rationale Introduction Enhancing the ability of both Amicus and Caritas to meet the unmet needs of patients living with rare diseases Accelerating Amicus’ path to profitability, expected in 2023 Significantly strengthening the financial profile of each company Accelerating the development and broadening the scope of our gene therapy portfolio Reinforcing management focus on key strategic and financial goals Unlocking value while creating a more targeted investment thesis for shareholders

Galafold ® (migalastat) Global Launch… … taking a leadership role in the treatment of Fabry disease “We push ideas as far and as fast as possible” - Amicus Belief Statement

7 Galafold Snapshot (as of September 30, 2021) Galafold: Precision Medicine for Fabry Disease One of the Most Successful Rare Disease Launches 348 Amenable Variants in U.S. Label 40+ Countries with Regulatory Approvals: Including U.S., EU,U.K., Japan and Other Countries Continued Expansion in 2021 $ 79.5M + 18 % YoY 3Q21 Galafold Revenue Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable mutation/variant. The most commo n a dverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U .S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf . For further important safety information for Galafold, including posology and method of administration, special warnings, dru g i nteractions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu . Galafold is an orally delivered , small molecule precision medicine with a unique mechanism of action for Fabry patients with amenable variants that replaces the need for intravenously delivered ERT 1,384 Amenable Mutations Included in the EU Label $ 300 M - $ 315M FY21 Global Galafold Rev enue

Galafold: Precision Medicine for Fabry Disease 8

Galafold Success and FY21 Revenue Guidance

Galafold momentum remains on track to deliver within full year 2021 revenue guidance


FY21 Rev. Guidance $300M-$315M
$260.9M
$182.2M
$91.2M
$36.9M
$5.0M
Q3 $79.5M
Q2 $77.4M
Q1 $66.4M
YTD $223.3M
FY16
FY17
FY18
FY19
FY20
FY21

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 9

Galafold Long-Term Treatment Publication

Published in the September 2021 Issue of *Molecular Genetics and Metabolism Reports* showing generally stable renal function during long-term treatment

Key Findings[1,2]

- Migalastat-treated patients had generally stable renal function for up to 8.6 years
- Migalastat stabilized eGFR in ERT-naive and ERT-experienced males and females compared to historical untreated controls
- Migalastat generally stabilized eGFR in ERT-naïve male patients with the classic phenotype



Molecular Genetics and Metabolism Reports 28 (2021) 100786

Contents lists available at ScienceDirect

Molecular Genetics and Metabolism Reports

journal homepage: www.elsevier.com/locate/ymgmr

Long-term follow-up of renal function in patients treated with migalastat for Fabry disease

Daniel G. Bichet[a,*], Roser Torra[b], Eric Wallace[c], Derralynn Hughes[d], Roberto Giugliani[e], Nina Skuban[f,1], Eva Krusinska[f,2], Ulla Feldt-Rasmussen[g], Raphael Schiffmann[h], Kathy Nicholls[i]

[a] Department of Medicine, Hôpital du Sacré-Coeur, University of Montréal, Montreal, Quebec, Canada
[b] Inherited Renal Disorders, Nephrology Department, Fundació Puigvert, REDINREN, IIB Sant Pau, Universitat Autònoma de Barcelona, Barcelona, Spain
[c] Department of Medicine, University of Alabama, Birmingham, AL, USA
[d] Lysosomal Storage Disorders Unit, Royal Free London NHS Foundation Trust and University College London, London, UK
[e] Medical Genetics Service, Department of Genetics, Institute of Biosciences, Institute of Basic Health Sciences, Faculty of Medicine, Faculty of Pharmacy (UFRGS) and, National Institute of Population Medical Genetics (INAGEMP), Porto Alegre, Brazil
[f] Amicus Therapeutics, Inc., Cranbury, NJ, USA
[g] Department of Medical Endocrinology and Metabolism, Rigshospitalet, National University Hospital, Copenhagen University, Copenhagen, Denmark
[h] Institute of Metabolic Disease, Baylor Scott & White Research Institute, Dallas, TX, USA
[i] Department of Nephrology, Royal Melbourne Hospital, University of Melbourne, Parkville, Victoria, Australia

1. Study limitations: Post hoc design, small sample sizes in some subgroups, lack of statistical comparisons with untreated or ERT-treated historical cohorts, assessment of renal function using eGFR, and the heterogeneity of statistical methods used to estimate eGFR slopes in the literature limited direct comparisons.
2. The study includes data that are not in the FDA-approved Prescribing Information (PI) for Galafold and the clinical relevance of the changes in eGFR in the treatment of Fabry disease has not been established.

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease
10

Outlook for 2021

Continued double-digit Galafold revenue growth to within $300M-$315M in 2021



Galafold Continues Strong Launch Performance & Cornerstone of Amicus Success

- Global demand remains strong with 3Q21 revenue growth rate of 18% and continued growth anticipated in 2021 and beyond
- In 2021, project double-digit revenue growth with net new patient starts expected to be greater than in 2020
- Expanded EU label following the European Commission approval for use in adolescents
- COVID continues to impact time between patient identification and treatment initiation
- Expect higher patient adds and revenue growth in 2H2021
- Continue to see >90% compliance and adherence rates globally

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 11

Galafold Opportunity

With inherent Fabry market growth and our work to improve screening and diagnosis, Galafold has the potential to drive $1B+ annual revenue at peak

2018 — **$91M**

1st year of launch in major geographies

2020 — **$261M**

Continued momentum across geographies

2023 — **~$500M Projected Revenue**

Driven by:

Market penetration in existing and new markets

Continued uptake into diagnosed, untreated market

Anticipated acceleration of growth as COVID impact eases

Peak — **$1B+ Opportunity**

Durable growth and increasing investment in Fabry disease diagnosis drives longer term market potential

Strong IP protection through orphan drug acts in U.S. and EU, as well as multiple patents

Amicus Therapeutics

AT - GAA: Next Potential Standard of Care for Pompe Disease “We encourage and embrace constant innovation” - Amicus Belief Statement

AT-GAA for Pompe Disease
13

Pompe Disease Overview

Pompe disease is a severe and fatal neuromuscular disease and one of the most prevalent lysosomal disorders with very high unmet medical need



- 5,000 – 10,000+ patients diagnosed WW[1]; newborn screening suggests underdiagnosis
- Age of onset ranges from infancy to adulthood
- Patients on current standard of care decline after ~2 years
- Respiratory and cardiac failure are leading causes of morbidity and mortality
- Deficiency of GAA leading to glycogen accumulation and cellular dysfunction
- Symptoms include muscle weakness, respiratory failure and cardiomyopathy
- ~$1.1B+ global Pompe ERT sales[2]

1. National Institute of Neurological Disorders and Stroke (NIH). 2. Based on year ending June 30, 2021. Source: Sanofi Press Releases

Amicus Therapeutics

14 Phase 3 PROPEL Study Primary, Key Secondary and Biomarker Endpoint Heat Map AT - GAA for Pompe Disease Endpoints across motor function, pulmonary function, muscle strength, PROs and biomarkers favored AT - GAA over alglucosidase alfa Source: Presented at the 16th International Congress on Neuromuscular Diseases (ICNMD) May 2021. Note: * Nominal P - value <0.05; based on LOCF means

15 AT - GAA: Highlights AT - GAA for Pompe Disease AT - GAA for Pompe Advances Toward Approval • U.S. FDA accepted for review the BLA and NDA for AT - GAA • MAA for AT - GAA submitted with the EMA • Granted positive scientific opinion through the Early Access to Medicines Scheme (EAMS) by the United Kingdom’s MHRA • 150+ patients worldwide now being treated with AT - GAA, including adults, adolescents and infants • Pediatric study for adolescents up to 17 years with late - onset Pompe disease ongoing • Clinical study for Pompe patients with infantile - onset disease expected to begin this year • Expanded access program for infantile - and adult - onset patients open and has enrolled multiple patients with Pompe. Further expanded access for all Pompe patients being considered.

“We have a duty to obsolete our own technologies” - Amicus Belief Statement Next - Generation Gene Therapy Platform

17 Harnessing the Power of Genetic Medicine The mission of Caritas is to transform the lives of children and adults living with rare genetic diseases through advanced protein engineering and innovative vector technologies Diversified portfolio of clinical and preclinical rare disease development programs with pivotal study start in CLN3, three INDs, and two IND candidates targeted through end of 2023 1 Proprietary platform technologies and protein engineering capabilities enabling innovative, clinically differentiated gene therapies 2 Exclusive relationship with Penn to develop gene therapies for rare genetic disorders 3 Fully designed, ready - to - build, state - of - the - art clinical manufacturing facility with commercial expansion capabilities 4 Attractive risk and cost - sharing partnership with Amicus provides access to an established orphan disease commercial platform 5 Experienced public company leadership coupled with fully built out gene therapy discovery, research and development team 6 Next Generation Gene Therapy Platform

18 Protein Engineering Expertise & Technologies for Gene Therapy Next Generation Gene Therapy Platform Differentiated gene therapy approach for greater potency and optimized cross correction through transgene engineering for stability and targeting ▪ Proprietary AAV capsid ▪ Pantropic capsid and ubiquitous promoter ▪ Engineered hGLA transgene at dimer interface designed for improved stability and optimized cross correction ▪ Preclinical data demonstrate robust substrate reduction across all Fabry disease relevant tissues, including first evidence of dorsal root ganglia storage reduction ▪ IND expected in 2H2022 ▪ Proprietary AAV capsid ▪ Pantropic capsid and ubiquitous promoter ▪ Engineered hGAA transgene with cell receptor binding motif designed for improved uptake and optimized cross correction ▪ Preclinical data demonstrate robust glycogen reduction in all key Pompe disease relevant tissues, including reduction in neurons of central nervous system ▪ IND - enabling work underway Pompe Gene Therapy Fabry Gene Therapy W i l d - t y p e V e h i c l e A A V . h G L A n a t - L D A A V . h G L A n a t - M D A A V . h G L A n a t - H D A A V . h G L A e n g - L D A A V . h G L A e n g - M D A A V . h G L A e n g - H D 0 5 10 15 20 25 % t u b e s w i t h s t o r a g e * * * * Quadriceps: Histopath score Kidney: % Tubules with GL - 3 Note: Data from studies in KO GLA and GAA mice Amicus and Caritas to co - develop the Fabry and Pompe gene therapies

“We are business led and science driven” - Amicus Belief Statement Financial Summary

20 3Q21 Select Financial Results Financial Summary Sep. 30, 2021 (in thousands, except per share data) Sep. 30, 2020 Product Revenue $79,545 $67,437 Cost of Goods Sold 11,696 8,399 R&D Expense 59,333 70,419 SG&A Expense 46,107 37,850 Changes in Fair Value of Contingent Consideration 3,288 1,034 Depreciation and Amortization 1,520 2,496 Loss from Operations (42,399) (52,761) Income Tax Benefit (Expense) 182 (727) Net Loss (50,294) (64,011) Net Loss Per Share (0.19) (0.25) 3Q21 revenue of $ 79.5M and growth rate of 18 % primarily from global Galafold sales

21 Financial Outlook: Key Takeaways • Reaffirming full - year Galafold revenue guidance of $300 million to $315 million • Non - GAAP operating expense guidance for 2021 is expected to remain flat at $410 million to $420 million • Balance sheet further strengthened with a ~$200 million private investment from leading biotechnology investors • Current cash position is sufficient to achieve self - sustainability and profitability by 2023 Financial Summary

Closing Remarks “We believe in our future to build long - term value for our stakeholders” - Amicus Belief Statement

Thank You “Our passion for making a difference unites us” - Amicus Belief Statement

Appendix

25 Reconciliation Appendix